                                                                    Exhibit 3.89

                                    DELAWARE
                                                                          PAGE 1
                                 The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE,
DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON
FILE OF "L-3 COMMUNICATIONS FLIGHT CAPITAL LLC" AS RECEIVED AND FILED IN THIS
OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF FORMATION, FILED THE EIGHTEENTH DAY OF NOVEMBER, A.D.
2002, AT 1:30 O'CLOCK P.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "FLIGHT CAPITAL LLC"
TO "L-3 COMMUNICATIONS FLIGHT CAPITAL LLC", FILED THE FIFTEENTH DAY OF DECEMBER,
A.D. 2003, AT 5:30 O'CLOCK P.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE
ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.

                                              /s/ Harriet Smith Windsor
                                              ---------------------------
                                              Harriet Smith Windsor, Secretary
                                              of State

                                                        AUTHENTICATION:  2823395
3568976 8100H

                                                                 DATE:  12-18-03
030817892

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 01:30 PM 11/18/2002
                                                          020708854 - 3568976

                            CERTIFICATE OF FORMATION
                                       of
                               FLIGHT CAPITAL LLC

                   (Pursuant to Section 18-201 of the Limited
                 Liability Company Act of the State of Delaware)

         The undersigned, desiring to form a limited liability company pursuant to the provisions of the Limited Liability Company Act of the State of Delaware,
hereby certifies as follows:

         The name of the limited liability company is: Flight Capital LLC (the
"Company").

         The address of the registered office of the Company in the State of
Delaware is 1209 Orange Street, City of Wilmington, County of New Castle,
Delaware 19801. The name of the registered agent of the Company for service of process at such address is The Corporation Trust Company.

         THE UNDERSIGNED, being duly authorized, has executed this certificate as of November 15, 2002.

                                                /s/Christian H. Mittweg
                                                --------------------------------
                                                Christian H. Mittweg
                                                Authorized Person

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                            CERTIFICATE OF FORMATION

                                       OF

                               FLIGHT CAPITAL LLC

         The undersigned, desiring to amend the certificate of formation of a
Delaware limited liability company under the provisions of the Limited Liability
Company Act of the State of Delaware, hereby certifies as follows:

         1. The name of the limited liability company is Flight Capital U.C.

         2. The date of filing the Company's original certificate of formation by the Secretary of State of the State of Delaware is November 18, 2002.

         3. Article 1 of said certificate of formation, which Article sets forth the name of the Company, is hereby amended to change the name of the Company from its present name to "L-3 Communications Flight Capital LLC", said amended
Article 1 to read in its entirety as follows:

"The name of the limited liability company is: L-3 Communications Flight Capital LLC."

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Amendment of Flight Capital LLC this 9th day of December, 2003.

                                                      /s/ Christopher C. Cambria
                                                --------------------------------
                                                          Christopher C. Cambria
                                                    Vice President and Secretary

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 07:42 PM 12/15/2003
                                                     FILED 05:30 PM 12/15/2003
                                                   SRV 030806791 - 3568976 FILE